SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 30, 2000
                                                        ------------------

                                 VISKASE COMPANIES INC.
                 -----------------------------------------------------
                (Exact name of registrant as specified in its charter)

          Delaware                    0-5485                    95-2677354
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(State or other jurisdiction of    (Commission                    (I.R.S.
 incorporation or organization)      File No.)                    Employer
                                                             Identification
                                                                     No.)


6855 West 65th Street, Chicago, Illinois           60638
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (708) 496-4200
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Item 5. - Other Events
          ------------

On September 30, 2000, Viskase Companies, Inc. announced that its wholly owned subsidiary, Viskase Corporation, reached a partial resolution with American National Can and Pechiney Plastic Packaging relating to the litigation between the parties entitled, Viskase Corporation v. American National Can, and Pechiney Plastic Packaging, Inc. and Pechiney Packaging, Inc. and Pechiney Emballage Flexible Europe v. Viskase Companies, Inc. and Viskase Corporation. Pursuant to the agreement reached, Viskase will receive a payment of $54.75 million immediately. In addition, an additional payment of $60.25 million will be made to Viskase if the appellate court affirms the monetary award in its entirety in the ANC Litigation. A copy of a press release relating to the announcement is attached hereto as Exhibit 99.


Item 7. - Financial Statements and Exhibits
          ---------------------------------

  (c)     Exhibits

  EX-99   Press release dated September 30, 2000.


                                    SIGNATURES
                                    ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VISKASE COMPANIES, INC.
                                                  -----------------------
                                                  Registrant


                                                  By:  /s/ Gordon S. Donovan
                                                       ---------------------
                                                       Gordon S. Donovan
                                                       Vice President, Chief
                                                       Financial Officer and
                                                       Treasurer

October 6, 2000










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Exhibit No.     Description of Exhibits                            Page
-----------     -----------------------                            ----

 EX-99          Press release dated September 30, 2000.              4















































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                                         EXHIBIT 99



           VISKASE COMPANIES, INC. ANNOUNCES PARTIAL RESOLUTION WITH
               AMERICAN NATIONAL CAN AND PECHINEY PLASTIC PACKAGING

CHICAGO, ILLINOIS, September 30, 2000 - Viskase Companies, Inc. (Nasdaq:
VCIC) today announced that its wholly owned subsidiary, Viskase Corporation ("Viskase"), has reached a partial resolution with American National Can and Pechiney Plastic Packaging relating to the litigation between the parties entitled, Viskase Corporation v. American National Can (the "ANC Litigation") and Pechiney Plastic Packaging, Inc. and Pechiney Packaging, Inc. and Pechiney Emballage Flexible Europe v. Viskase Companies, Inc. and Viskase Corporation. Pursuant to the agreement reached, Viskase will receive a payment of $54.75 million immediately. In addition, an additional payment of $60.25 million will be made to Viskase if the appellate court affirms the monetary award in its entirety in the ANC Litigation.

F. Edward Gustafson, President and Chief Executive Officer of Viskase, stated, "This agreement allows Viskase to move forward without incurring additional legal expenses and to focus on its cellulosic and other casings business."

Viskase Companies, Inc. retains its major interest in the food packaging industry through Viskase Corporation. Principal products manufactured are cellulosic and nylon casings used in the preparation and packaging of processed meat products.

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